UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

Here Michael reviews U.S. economic and financial markets, his management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Commercial mortgage-backed securities (CMBS) posted positive absolute returns during the twelve-month reporting period ending December 31, 2017. Spreads on the Bloomberg Barclay’s CMBS index ended the reporting period 13 basis points tighter amid a positive macroeconomic backdrop and supportive technicals. In this environment, spread tightening was most pronounced in lower rated tranches, reflecting investors increased appetite for risk. Retail headlines emphasizing poor sales trends and store closures at some retailers persisted throughout the reporting period. Most sectors seemed to look past the news, implying that CMBS had already discounted a lot of the negative retail theme. However, synthetic CMBX subordinate indexes, especially series 6, came under significant pressure due to its exposure to lower quality Class B and Class C malls. Supply and demand dynamics were broadly positive throughout the reporting period. After a slowdown in the first quarter, new issuance picked up and maintained a healthy pace for the balance of the reporting period. Outside of the structural issues in the retail sector, commercial real estate fundamentals were generally strong. National property prices gained 8.9% year-to-date through November 2017 as the Real Capital Analytics National Commercial Property Price Index pushed to new highs.

The non-agency residential-backed mortgage securities (RMBS) sector generated some of the strongest returns among the major fixed income sectors during the reporting period. Strong housing market fundamentals and persistent demand for higher yielding assets fueled returns in the sector. Spreads in the Credit Risk Transfer (CRT) market compressed, with mezzanine tranches reaching their tightest levels since issuance began in 2013. The legacy RMBS sector also performed well as all collateral types (subprime, Alt-A, pay-option ARM, prime) generated strong excess returns. Housing market indicators continued to point to a healthy sector overall. Sales and homebuilding activity weakened in the South, but rebounded strongly after the effects of the hurricanes faded. The low supply of existing homes combined with solid demand for housing continued to fuel year-over-year home prices gains, pushing the S&P CoreLogic Case-Shiller U.S. National Home Price Index to new highs.

6	NUVEEN

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2017?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. Each Fund has a limited term of ten years from its inception, at which time all of their net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

During the reporting period, we maintained our constructive outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect the downside. The Funds’ portfolio’s exposure to credit risk transfer (CRT) securities increased, as that market continues to grow and we find attractive opportunities to invest. We divested some of the legacy holdings, as the loan count and size of the deals declined.

How did the Funds perform during this twelve-month reporting period ended December 31, 2017?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended December 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period, JLS and JMT outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest. The total returns of the Funds were positive, as the broader securitized sectors generated positive returns for the twelve-month reporting period.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ returns was the allocation to residential credit, particularly CRT and the legacy sectors (Alt-A, Prime, and Subprime). An allocation to CMBS also positively impacted performance over the reporting period, particularly in multi-family credit bonds, post-crisis CMBS, and single borrower deals. Lastly, the Funds allocation to asset-backed securities (ABS), particularly autos, and collateralized loan obligations (CLOs), was modestly additive.

There were select bonds that underperformed throughout the reporting period but collateralized mortgage obligation (CMOs) was the only sector which posted a negative excess return.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While we are constructive on CMBS in the near term, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, we continue to focus on finding opportunities to add securities we feel are best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Each Fund’s use of leverage had a positive effect on performance during this reporting period.

As of December 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	27.28%	28.43%
Regulatory Leverage*	27.28%	28.43%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2017	Draws	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 27, 2018
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2017, each Fund’s fiscal year end (FYE) and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for financial reporting purposes) of each Fund’s distributions as of December 31, 2017. These sources include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2017

	Fiscal YTD Percentage of the Distribution			Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	58.58%	41.42%	0.00%	$3.3182	$1.9439	$1.3743	$0.0000
JMT (FYE 12/31)	56.76%	43.24%	0.00%	$3.1051	$1.7626	$1.3425	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2017

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.51%	12.21%	7.14%	7.87%	12.21%
JMT (FYE 12/31)	2/23/2010	$0.1125	5.65%	12.01%	6.91%	7.38%	12.01%

NUVEEN	9

Share Information (continued)

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JLS	JMT
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$24.70	$23.88
Share price	$24.69	$23.74
Premium/(Discount) to NAV	(0.04)%	(0.59)%
12-month average premium/(discount) to NAV	(3.68)%	(3.97)%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

NUVEEN	11

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
JLS at NAV	12.21%	7.14%	9.05%
JLS at Share Price	16.79%	7.21%	8.85%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.41%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	130.6%
Asset-Backed Securities	13.6%
Other Assets Less Liabilities	(6.7)%
Net Assets Plus Borrowings	137.5%
Borrowings	(37.5)%
Net Assets	100%

Credit Quality

(% of total investments)

U.S. Treasury/Agency	9.8%
AAA	0.7%
AA	3.7%
A	3.9%
BBB	24.9%
BB or Lower	34.7%
N/R (not rated)	22.3%
Total	100%

NUVEEN	13

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of December 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
JMT at NAV	12.01%	6.91%	9.01%
JMT at Share Price	16.34%	7.23%	8.78%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.49%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	132.4%
Asset-Backed Securities	13.5%
Other Assets Less Liabilities	(6.2)%
Net Assets Plus Borrowings	139.7%
Borrowings	(39.7)%
Net Assets	100%

Credit Quality

(% of total investments)

U.S. Treasury/Agency	10.7%
AAA	0.7%
AA	3.9%
A	4.1%
BBB	23.8%
BB or Lower	35.6%
N/R (not rated)	21.2%
Total	100%

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Mortgage Opportunity Term Fund and

Nuveen Mortgage Opportunity Term Fund 2

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (the “Funds”) as of December 31, 2017, the related statements of operations and of cash flows for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

16	NUVEEN

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 144.2% (100.0% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 130.6% (90.6% of Total Investments)

$3,200	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	3.363%	9/15/34	BB–	$3,192,023
2,117	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	2,126,372
874	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	A	876,561
1,539	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	1,524,832
1,616	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,427,547
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.716%	4/14/33	BB–	2,995,899
1,405	Banc of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	1,342,144
5,330	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	4,366,816
2,305	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7, 144A	3.261%	9/15/48	BB–	1,481,398
4,397	Bank of America Funding Trust, 2007-A 2A1, (1-Month LIBOR reference rate + 0.160% spread), (3)	1.443%	2/20/47	CCC	4,238,413
2,990	Bayview Opportunity Master Fund Trust, 2016-CRT1, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	3.097%	10/27/27	A–	2,990,432
5,478	Bayview Opportunity Master Fund Trust, 2017-CRT1, 144A, (1-Month LIBOR reference rate + 2.150% spread), (3)	3.497%	10/25/28	BBB–	5,486,495
2,584	Bayview Opportunity Master Fund Trust, 2017-CRT2, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.347%	11/25/27	BBB–	2,583,617
681	Bayview Opportunity Master Fund Trust, 2017-NPL1, 144A	3.598%	1/28/32	N/R	682,043
545	Bayview Opportunity Master Fund Trust, 2017-RN7, 144A	3.105%	9/28/32	N/R	543,651
4,079	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	4,070,340
3,225	BB UBS Trust, Series 2012-SHOW, 144A	4.160%	11/5/36	Baa1	3,134,300
5,386	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2, (1-Month LIBOR reference rate + 0.170% spread), (3)	1.499%	1/25/37	Caa3	5,077,828
4,258	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	1.509%	3/25/37	Caa3	4,062,234
2,140	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	3.440%	2/25/47	N/R	2,018,631
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (1-Month LIBOR reference rate + 0.480% spread), (3)	1.808%	10/25/35	BB	6,420,003
3,550	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	1.832%	5/25/37	CCC	3,354,303
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	548,182
981	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	810,038
2,275	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD4, 144A	3.300%	5/10/50	BBB–	1,882,255
740	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	3.564%	3/25/36	Caa2	656,991
733	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.706%	8/25/35	Caa2	670,609
915	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.587%	7/25/37	Caa2	845,534
315	Commercial Mortgage Pass- Through Certificates 2012-CR3, 144A	4.755%	10/15/45	A–	305,034
3,250	Commercial Mortgage Pass- Through Certificates, Series CR5 A4, 144A	4.478%	12/10/45	Baa3	2,922,153
2,700	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.396%	7/10/45	BBB–	2,321,367
1,130	Core Industrial Trust, Series 2015-CALW, 144A	3.979%	2/10/34	B	1,093,727
427	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	315,766

NUVEEN	17

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$3,734	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1, (1-Month LIBOR reference rate + 0.140% spread), (3)	1.468%	8/25/37	Caa2	$3,351,577
1,339	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.249%	3/20/36	Caa3	1,154,744
824	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.631%	2/20/36	Caa2	776,097
3,067	Countrywide Home Loans Mortgage Pass Through Certificates, Series 2005-HYB7	3.276%	11/20/35	Caa3	2,786,142
671	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.378%	5/25/36	D	628,601
3,910	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.941%	4/15/50	BBB–	3,435,129
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.503%	8/15/48	BBB–	3,661,483
1,804	Fannie Mae Connecticut Avenue Securities, Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	6.228%	11/25/24	Baa1	2,064,496
2,600	Fannie Mae Connecticut Avenue Securities, Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	7.228%	10/25/28	B	3,016,778
3,780	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	6.578%	10/25/23	BB+	4,388,028
2,223	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	N/R	1,931,650
2,598	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	6.878%	4/25/28	BB–	2,924,805
474	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	7.028%	4/25/28	B	544,809
2,028	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	5.878%	2/25/25	BB	2,167,994
576	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.328%	7/25/25	B–	649,732
3,070	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.328%	7/25/25	BB	3,379,228
2,969	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 10.750% spread), (3)	12.078%	1/25/29	N/R	3,989,397
2,448	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	1/25/29	B	2,727,625
3,800	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	5.578%	4/25/29	B+	4,322,758
1,675	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	10.828%	5/25/29	N/R	2,160,318
6,445	Fannie Mae, Connecticut Avenue Securities, Series 2017-C02, (1-Month LIBOR reference rate + 5.500% spread), (3)	6.828%	9/25/29	N/R	7,149,703
4,100	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03, (1-Month LIBOR reference rate + 4.850% spread), (3)	6.178%	10/25/29	N/R	4,482,834
3,235	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03, (1-Month LIBOR reference rate + 0.950% spread), (3)	2.278%	10/25/29	Baa3	3,260,340
3,550	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	6.378%	11/25/29	N/R	3,819,918
1,645	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	4.178%	11/25/29	B	1,710,073
3,745	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 3.600% spread), (3)	4.928%	1/25/30	N/R	3,730,750
3,380	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	3.528%	1/25/30	B3	3,414,721
3,400	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	2/25/30	N/R	3,507,486
1,180	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	5.478%	2/25/30	N/R	1,227,950
2,100	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	5.243%	5/25/30	N/R	2,177,518
1,815	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	3.743%	5/25/30	B	1,868,707
2,506	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	2,139,878
1,562	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,333,167
2,126	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	3.186%	9/25/35	Caa2	2,047,676

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$17,710	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	N/R	$2,355,205
4,045	Freddie Mac Mortgage Trust, 144A	3.389%	7/25/22	Baa3	3,884,872
1,305	Freddie Mac Mortgage Trust, 144A	3.976%	8/25/27	Baa2	1,220,778
665	Freddie Mac Mortgage Trust, 144A	4.079%	9/25/49	A3	667,895
4,435	Freddie Mac Mortgage Trust, 144A	3.365%	5/25/45	AA	4,441,136
1,531	Freddie Mac Mortgage Trust, 144A	3.742%	7/25/46	Baa1	1,505,397
980	Freddie Mac Mortgage Trust, 144A	3.487%	11/25/23	BBB	977,723
1,740	Freddie Mac Mortgage Trust, 144A	4.012%	2/25/24	BBB	1,687,979
2,300	Freddie Mac Mortgage Trust, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	4.493%	3/25/27	N/R	2,299,579
1,790	Freddie Mac Mortgage Trust, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	3.793%	6/25/27	N/R	1,789,977
1,388	Freddie Mac Mortgage Trust, 144A	5.278%	9/25/43	N/R	1,467,595
1,400	Freddie Mac Mortgage Trust, 144A	3.966%	7/25/49	BBB–	1,375,475
3,250	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	N/R	3,225,077
3,175	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.951%	8/25/47	A3	3,205,465
2,000	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.125%	2/25/46	A3	2,031,791
3,160	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.810%	1/25/48	BBB–	3,023,114
1,295	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.980%	1/25/47	Baa1	1,297,957
1,688	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K721, 144A	3.681%	11/25/47	Baa1	1,707,073
1,288	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.189%	4/25/48	BBB–	1,249,497
1,299	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	4.073%	6/25/49	BBB–	1,253,988
905	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	9/25/24	BBB–	867,557
1,095	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	1,043,027
1,320	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	4.072%	11/25/27	N/R	1,319,998
580	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K59, 144A	3.695%	11/25/49	A–	573,602
6,745	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	N/R	1,031,567
4,406	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.130%	10/25/47	N/R	686,190
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	N/R	1,281,934
22,841	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.714%	7/25/41	N/R	1,798,037
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.782%	9/25/41	N/R	1,361,491
13,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	N/R	1,523,511
19,158	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	N/R	1,868,725
4,220	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.205%	5/25/27	N/R	661,611
6,516	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	N/R	1,041,957
31,850	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.851%	1/25/42	N/R	1,480,322
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.909%	1/25/43	N/R	132,231
13,450	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	N/R	850,159
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	792,938

NUVEEN	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	N/R	$399,944
4,900	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	B–	4,959,647
2,123	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	N/R	228,102
12,080	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	N/R	1,152,906
301	Ginnie Mae Mortgage Pool	3.000%	1/20/40	N/R	290,086
450	Ginnie Mae Mortgage Pool	3.000%	2/16/40	N/R	426,979
1,760	Ginnie Mae Mortgage Pool	3.000%	11/20/41	N/R	1,675,320
1,535	Ginnie Mae Mortgage Pool	2.500%	9/20/42	N/R	1,394,044
1,650	Ginnie Mae Mortgage Pool	3.500%	8/16/43	N/R	1,678,341
783	Ginnie Mae Mortgage Pool	3.000%	3/20/44	N/R	745,383
2,557	Ginnie Mae Mortgage Pool	3.500%	8/20/44	N/R	2,599,171
2,542	Ginnie Mae Mortgage Pool	3.000%	9/20/44	N/R	2,424,705
1,948	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.022%	9/19/35	CC	1,516,998
2,399	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	2,133,588
1,955	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.838%	4/19/36	Caa3	1,835,711
3,719	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	1.779%	8/25/37	B1	3,500,983
1,275	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	3.051%	7/15/32	N/R	1,276,850
230	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	3.467%	3/25/47	D	212,234
4,115	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	5.020%	4/10/47	BBB–	2,722,842
1,699	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32, 144A	2.753%	5/10/49	BBB–	1,355,593
2,370	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	2,018,695
2,625	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	2,134,435
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	5.109%	1/10/47	A3	1,766,308
944	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	N/R	110,753
2,182	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.612%	5/25/37	D	1,910,068
1,526	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.392%	7/25/37	Caa2	1,424,072
2,551	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.505%	5/25/37	Ca	2,353,519
3,075	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.314%	8/25/35	Caa3	2,784,272
380	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	3.368%	11/25/35	Caa3	354,437
632	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.634%	6/25/36	Ca	585,513
1,300	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB–	1,326,277
940	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.778%	6/25/36	Caa2	894,089
671	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	562,955
1,705	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass Through Certificates, Series 2011-C5, 144A	5.588%	8/15/46	Baa3	1,689,628
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	5,003,038
2,550	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2012-C8, 144A	3.977%	10/15/45	AA+	2,614,701
3,658	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2014-C23, 144A	4.106%	9/15/47	BBB–	3,151,783
2,136	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	3.574%	10/25/36	Caa2	1,933,679
1,045	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.224%	12/15/49	BBB–	820,956
1,244	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-2, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.242%	2/1/22	N/R	1,275,913
736	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-3, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.242%	4/1/22	N/R	735,312

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$2,085	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	2.992%	9/1/22	N/R	$2,086,006
3,112	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	2.992%	10/1/22	N/R	3,107,222
2,074	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	2.894%	11/1/22	N/R	2,073,282
2,056	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (HI5T1Y reference rate + 2.400% spread), (3)	4.010%	8/25/36	Caa2	2,007,668
3,015	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.608%	6/25/37	D	2,507,978
4,475	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	4,466,969
1,100	Mill City Mortgage Loan Trust, Series 2016-1, 144A	2.500%	4/25/57	Aaa	1,093,317
1,251	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.980%	8/12/49	BB	1,256,990
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.408%	10/12/52	Ba2	1,422,671
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.408%	10/12/52	B2	131,652
2,623	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	Ba2	2,646,341
2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.497%	1/11/43	BBB–	2,019,710
1,510	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	1,210,676
5,205	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	3.850%	11/15/34	B3	5,209,908
5,030	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	4,549,831
1,978	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.468%	3/25/36	Caa3	1,740,375
400	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.387%	11/25/37	CCC	371,356
2,627	Mortgage IT Trust, Mortgage-Backed Notes, Series 2006-1, (1-Month LIBOR reference rate + 0.200% spread), (3)	1.529%	4/25/36	Ca	2,332,115
574	Nationstar HECM Loan Trust, Series 2017-1A, 144A	1.968%	5/25/27	Aaa	572,936
548	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	552,356
1,164	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	1,162,756
1,832	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	1.629%	4/25/36	CCC	1,757,193
2,579	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6, (1-Month LIBOR reference rate + 0.190% spread), (3)	1.519%	7/25/36	Caa3	2,357,304
3,932	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.280%	9/25/35	Caa3	3,305,264
2,342	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	2,208,906
1,383	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,149,880
1,129	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	4.040%	5/25/35	Caa3	919,890
873	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.374%	1/25/36	Caa3	752,999
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	1.619%	2/25/36	Aa3	7,044,869
1,542	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.689%	7/27/37	N/R	1,370,406
924	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	4.699%	9/25/36	N/R	747,444

NUVEEN	21

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,758	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	4.018%	4/25/37	Caa2	$1,681,636
1,001	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	4.594%	8/25/36	N/R	933,481
3,282	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.345%	2/20/47	D	2,931,718
3,443	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	1.519%	7/25/37	CCC	3,169,852
3,825	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	5.578%	11/25/23	BB–	4,256,367
1,141	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, (1-Month LIBOR reference rate + 9.200% spread), (3)	10.528%	10/25/27	N/R	1,543,031
950	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, (1-Month LIBOR reference rate + 4.700% spread), (3)	6.028%	4/25/28	BB–	1,122,185
4,397	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, (1-Month LIBOR reference rate + 2.850% spread), (3)	4.178%	4/25/28	BBB+	4,550,974
3,697	Structured Agency Credit Risk Notes, Series 2014-HQ2, (1-Month LIBOR reference rate + 2.200% spread), (3)	3.528%	9/25/24	Aa3	3,814,197
499	Structured Agency Credit Risk Notes, Series 2015-HQA1, (1-Month LIBOR reference rate + 8.800% spread), (3)	10.128%	3/25/28	N/R	629,097
2,257	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	11.828%	5/25/28	N/R	3,116,633
4,340	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	6.878%	7/25/28	Ba2	5,249,794
4,775	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	4.228%	7/25/28	Baa1	4,920,674
250	Structured Agency Credit Risk Notes, Series 2016-DNA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	11.828%	10/25/28	N/R	348,512
1,550	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	5.128%	3/25/29	B	1,730,056
3,055	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 1.300% spread), (3)	2.628%	3/25/29	BBB–	3,100,545
4,880	Structured Agency Credit Risk Notes, Series 2016-HQA1, (1-Month LIBOR reference rate + 2.750% spread), (3)	4.078%	9/25/28	BBB–	5,016,600
3,283	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 2.250% spread), (3)	3.578%	11/25/28	Baa2	3,367,730
2,498	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	10.328%	3/25/29	N/R	3,141,757
2,325	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	5.178%	3/25/29	B+	2,588,904
4,074	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	2.678%	3/25/29	BBB–	4,133,498
1,784	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	10.078%	4/25/29	N/R	2,177,226
4,260	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 1.300% spread), (3)	2.628%	4/25/29	BBB–	4,315,849
1,650	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	12.578%	10/25/29	N/R	1,652,559
1,985	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	6.478%	10/25/29	N/R	2,210,088
1,000	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	4.778%	10/25/29	B+	1,087,815
920	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	3/25/30	N/R	985,629
5,450	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.328%	8/25/29	N/R	5,865,314
1,300	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 3.550% spread), (3)	4.878%	8/25/29	B2	1,403,073
3,900	Structured Agency Credit Risk Notes, Series 2017-HQA2, (1-Month LIBOR reference rate + 4.750% spread), (3)	6.078%	12/25/29	N/R	4,117,583
2,645	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	6.078%	10/25/24	BBB	2,925,529
410	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	4/25/30	N/R	428,859

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$925	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.500% spread), (3)	3.907%	12/25/42	N/R	$834,374
956	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.879%	10/25/37	Caa1	910,468
2,019	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.576%	2/25/37	N/R	1,705,834
1,320	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	1,277,336
3,180	US Residential Opportunity Fund Trust, Series 2017-1III, 144A	3.352%	11/27/37	N/R	3,170,996
2,645	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	2,614,804
1,248	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	3.250%	5/25/47	N/R	1,250,746
4,567	Vericrest Opportunity Loan Transferee, Series 2017-NPL3, 144A	3.500%	3/25/47	N/R	4,586,798
2,203	Vericrest Opportunity Loan Transferee, Series 2017-NPL4, 144A	3.375%	4/25/47	N/R	2,212,160
2,600	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	2,600,280
4,990	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	4/25/59	N/R	4,989,787
2,275	Vericrest Opportunity Loan Transferee, Series 2017-NPL8, 144A	5.000%	6/25/47	N/R	2,265,913
831	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	830,947
2,250	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	2,258,384
2,278	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B+	2,323,750
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	6.159%	4/15/47	B3	1,398,599
1,912	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	A+	1,941,333
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.468%	10/15/44	B+	2,352,956
1,168	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.963%	11/25/36	D	1,114,174
1,790	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.630%	1/25/37	D	1,646,092
4,021	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	1.822%	12/25/46	Caa3	3,628,778
1,214	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1, (1-Month reference rate + 0.160% spread), (3)	1.488%	2/25/37	Caa3	981,494
1,604	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,319,104
3,819	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.936%	12/25/36	N/R	3,438,404
1,881	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	1.982%	7/25/46	Caa3	1,787,157
2,335	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.693%	9/15/58	BBB–	2,082,141
4,850	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.239%	5/15/48	BBB–	4,306,961
735	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	588,483
2,378	Wells Fargo Mortgage-Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.660%	12/28/37	Caa3	2,305,108
2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,862,406
$714,942	Total Mortgage-Backed Securities (cost $503,356,535)				512,500,712

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 13.6% (9.4% of Total Investments)

$1,550	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	5.399%	10/15/28	Baa3	$1,602,652
2,590	Atlas Senior Loan Fund Ltd, Series 2012 -2A, 144A, (3-Month LIBOR reference rate + 3.900% spread), (3)	5.278%	1/30/24	BBB+	2,599,630
1,545	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	1,547,192
1,360	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	4.453%	7/17/26	Baa3	1,362,944

NUVEEN	23

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES (continued)

$755	BlueMountain Collateralized Loan Obligation, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.450% spread), (3)	4.828%	4/30/26	BBB	$757,383
2,305	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	4.812%	11/23/25	BBB–	2,322,702
1,850	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2014-3A, 144A, (3-Month LIBOR reference rate + 3.270% spread), (3)	4.644%	7/27/26	Baa1	1,865,066
840	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2014-4A, 144A, (3-Month LIBOR reference rate + 3.600% spread), (3)	4.959%	10/15/26	Baa2	841,475
2,100	CIFC Funding Limited, Series 2014-3A, 144A, (3-Month LIBOR reference rate + 3.150% spread), (3)	4.513%	7/22/26	Baa3	2,108,822
915	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP1, 144A	3.560%	1/15/24	N/R	914,170
465	CPS Auto Trust, 144A	2.300%	7/15/21	AA	463,061
1,180	Honor Automobile Trust, Series 2016-1A, 144A	5.760%	4/15/21	BBB	1,218,504
1,995	Magnetite CLO Limited, Series 2012-7A, 144A, (3-Month LIBOR reference rate + 3.750% spread), (3)	5.109%	1/15/25	A2	2,002,362
2,500	Octagon Investment Partners, Series 2013-1A, 144A, (3-Month LIBOR reference rate + 3.050% spread), (3)	4.417%	10/25/25	BBB	2,500,738
970	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	4.859%	4/15/26	Baa2	970,811
3,500	OneMain Financial Issuance Trust, Series 2016-2A, 144A	4.100%	3/20/28	A+	3,545,195
4,041	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	4,054,995
774	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	775,732
780	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	4.853%	7/17/26	Baa3	782,661
5,500	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	5,628,230
1,310	Sofi Consumer Loan Program Trust, Series 2017-3, 144A	2.770%	5/25/26	AA	1,310,443
1,409	Sofi Consumer Loan Program Trust, Series 2017-4, 144A	2.500%	5/26/26	AA	1,404,720
1,550	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BB–	1,538,662
2,600	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	2,650,176
2,000	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BB	2,031,299
3,015	Westlake Auto Receivables Trust, Series 2017-1A, 144A	3.460%	10/17/22	BBB	3,027,416
3,595	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	3,564,095
$52,994	Total Asset-Backed Securities (cost $53,454,625)				53,391,136
	Total Investments (cost $556,811,160) – 144.2%				565,891,848
	Borrowings – (37.5)% (4), (5)				(147,200,000)
	Other Assets Less Liabilities – (6.7)%				(26,239,115)
	Net Assets – 100%				$392,452,733

For Fund portfolio compliance purpose, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 26.0%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

24	NUVEEN

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 145.9% (100.0% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 132.4% (90.8% of Total Investments)

$925	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	3.363%	9/15/34	BB–	$922,694
625	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	628,190
260	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	A	261,049
456	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	452,281
492	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	434,471
925	Banc of America Merrill Lynch Large Loan Inc., Commericial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.716%	4/14/33	BB–	886,786
468	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	447,381
1,565	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	1,282,189
670	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7, 144A	3.261%	9/15/48	BB–	430,602
1,368	Bank of America Funding Trust, 2007-A 2A1, (1-Month LIBOR reference rate + 0.160% spread), (3)	1.443%	2/20/47	CCC	1,319,008
843	Bayview Opportunity Master Fund Trust, 2016-CRT1, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	3.097%	10/27/27	A–	843,455
1,621	Bayview Opportunity Master Fund Trust, 2017-CRT1, 144A, (1-Month LIBOR reference rate + 2.150% spread), (3)	3.497%	10/25/28	BBB–	1,623,111
765	Bayview Opportunity Master Fund Trust, 2017-CRT2, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.347%	11/25/27	BBB–	765,329
201	Bayview Opportunity Master Fund Trust, 2017-NPL1, 144A	3.598%	1/28/32	N/R	201,679
162	Bayview Opportunity Master Fund Trust, 2017-RN7, 144A	3.105%	9/28/32	N/R	161,701
1,197	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	1,194,232
975	BB UBS Trust, Series 2012-SHOW, 144A	4.160%	11/5/36	Baa1	947,579
1,660	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2, (1-Month LIBOR reference rate + 0.170% spread), (3)	1.499%	1/25/37	Caa3	1,565,152
1,324	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	1.509%	3/25/37	Caa3	1,263,186
510	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	3.440%	2/25/47	N/R	481,270
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (1-Month LIBOR reference rate + 0.480% spread), (3)	1.808%	10/25/35	BB	1,978,429
1,100	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	1.518%	5/25/37	CCC	1,039,454
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	157,696
290	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	239,748
685	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD4, 144A	3.300%	5/10/50	BBB–	566,745
97	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	3.564%	3/25/36	Caa2	86,446
113	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.706%	8/25/35	Caa2	103,604
298	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.587%	7/25/37	Caa2	275,221
190	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.755%	10/15/45	A–	183,989
970	Commercial Mortgage Pass-Through Certificates, Series CR5 A4, 144A	4.478%	12/10/45	Baa3	872,150
950	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.396%	7/10/45	BBB–	816,777
350	Core Industrial Trust, Series 2015-CALW, 144A	3.979%	2/10/34	B	338,765
1,062	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	784,227

NUVEEN	25

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,147	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1, (1-Month LIBOR reference rate + 0.140% spread), (3)	1.468%	8/25/37	Caa2	$1,029,570
1,109	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.249%	3/20/36	Caa3	955,965
952	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	3.276%	11/20/35	Caa3	865,121
820	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	3.500%	9/25/47	N/R	765,734
203	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.378%	5/25/36	D	189,985
1,150	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.941%	4/15/50	BBB–	1,010,332
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.503%	8/15/48	BBB–	1,090,655
525	Fannie Mae Connecticut Avenue Securities, Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	6.138%	11/25/24	Baa1	601,056
800	Fannie Mae Connecticut Avenue Securities, Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	7.138%	10/25/28	B	928,239
1,115	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	6.578%	10/25/23	BB+	1,294,352
657	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	N/R	570,606
762	Fannie Mae, Conecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	6.788%	4/25/28	BB–	857,452
474	Fannie Mae, Conecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	7.028%	4/25/28	B	544,809
952	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03, (1-Month LIBOR reference rate + 2.900% spread), (3)	4.228%	7/25/24	BB+	1,008,075
594	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	5.878%	2/25/25	BB	634,535
163	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.238%	7/25/25	B–	184,252
917	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.238%	7/25/25	BB	1,009,163
880	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 10.750% spread), (3)	12.078%	1/25/29	N/R	1,182,044
717	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.688%	1/25/29	B	798,900
1,200	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	5.488%	4/25/29	B+	1,365,082
485	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	10.738%	5/25/29	N/R	625,525
1,910	Fannie Mae, Connecticut Avenue Securities, Series 2017-C02, (1-Month LIBOR reference rate + 5.500% spread), (3)	6.738%	9/25/29	N/R	2,118,841
1,175	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03, (1-Month LIBOR reference rate + 4.850% spread), (3)	6.088%	10/25/29	N/R	1,284,715
912	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03, (1-Month LIBOR reference rate + 0.950% spread), (3)	2.188%	10/25/29	Baa3	919,583
1,045	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	6.288%	11/25/29	N/R	1,124,455
475	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	4.088%	11/25/29	B	493,790
1,110	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 3.600% spread), (3)	4.838%	1/25/30	N/R	1,105,776
810	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	3.438%	1/25/30	B3	818,321
1,000	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	2/25/30	N/R	1,031,613
350	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	5.478%	2/25/30	N/R	364,222
550	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	5.243%	5/25/30	N/R	570,302
535	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	3.743%	5/25/30	B	550,831

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$867	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	$740,573
457	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	389,792
889	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	3.186%	9/25/35	Caa2	856,315
5,230	Freddie Mac Collaterlized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	N/R	695,524
1,196	Freddie Mac Mortgage Trust, 144A	3.389%	7/25/22	Baa3	1,148,974
390	Freddie Mac Mortgage Trust, 144A	3.976%	8/25/27	Baa2	364,830
195	Freddie Mac Mortgage Trust, 144A	4.079%	9/25/49	A3	195,849
1,495	Freddie Mac Mortgage Trust, 144A	3.365%	5/25/45	AA	1,497,068
290	Freddie Mac Mortgage Trust, 144A	3.487%	11/25/23	BBB	289,326
515	Freddie Mac Mortgage Trust, 144A	4.012%	2/25/24	BBB	499,603
675	Freddie Mac Mortgage Trust, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	4.482%	3/25/27	N/R	674,877
270	Freddie Mac Mortgage Trust, 144A	3.966%	7/25/49	BBB–	265,270
525	Freddie Mac Mortgage Trust, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	3.790%	6/25/27	N/R	524,993
412	Freddie Mac Mortgage Trust, 144A	5.278%	9/25/43	N/R	435,626
965	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	N/R	957,600
1,175	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.951%	8/25/47	A3	1,186,274
600	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.125%	2/25/46	A3	609,537
935	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.810%	1/25/48	BBB–	894,497
385	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.980%	1/25/47	Baa1	385,879
496	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K721, 144A	3.681%	11/25/47	Baa1	501,604
373	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.189%	4/25/48	BBB–	361,850
384	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	4.073%	6/25/49	BBB–	370,694
265	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	9/25/24	BBB–	254,036
320	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	304,812
390	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	4.072%	11/25/27	N/R	389,999
345	Freddie Mac MultiFamily Mortgage Trust, Strucutred Pass-Through Certificates, Series 2016-K59, 144A	3.695%	11/25/49	A–	341,194
2,000	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	N/R	305,876
1,302	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.130%	10/25/47	N/R	202,796
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.811%	11/25/40	N/R	395,886
7,001	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.714%	7/25/41	N/R	551,093
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.782%	9/25/41	N/R	414,816
3,975	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	N/R	455,321
5,588	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	N/R	545,046
1,245	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.205%	5/25/27	N/R	195,191
1,943	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	N/R	310,610
10,374	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.851%	1/25/42	N/R	482,139

NUVEEN	27

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.909%	1/25/43	N/R	$105,461
4,579	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	N/R	289,416
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	230,208
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	N/R	123,663
1,450	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	B–	1,467,651
627	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	N/R	67,326
3,580	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	N/R	341,667
100	Ginnie Mae Mortgage Pool	3.000%	1/20/40	N/R	96,374
106	Ginnie Mae Mortgage Pool	3.000%	2/16/40	N/R	100,577
525	Ginnie Mae Mortgage Pool	3.000%	11/20/41	N/R	499,740
465	Ginnie Mae Mortgage Pool	2.500%	9/20/42	N/R	422,300
205	Ginnie Mae Mortgage Pool	3.500%	8/16/43	N/R	208,521
250	Ginnie Mae Mortgage Pool	3.000%	3/20/44	N/R	237,841
750	Ginnie Mae Mortgage Pool	3.500%	8/20/44	N/R	762,369
750	Ginnie Mae Mortgage Pool	3.000%	9/20/44	N/R	715,393
738	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	656,328
585	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.838%	4/19/36	Caa3	549,287
1,148	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	1.779%	8/25/37	B1	1,080,949
375	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	3.051%	7/15/32	N/R	375,544
241	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	3.467%	3/25/47	D	222,356
1,130	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	5.020%	4/10/47	BBB–	747,706
517	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32, 144A	2.753%	5/10/49	BBB–	412,571
701	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	597,091
775	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	630,167
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	5.109%	1/10/47	A3	542,287
315	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	N/R	36,918
222	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.612%	5/25/37	D	194,528
571	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.392%	7/25/37	Caa2	532,332
763	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.505%	5/25/37	Ca	703,630
917	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.314%	8/25/35	Caa3	830,219
1,233	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	3.368%	11/25/35	Caa3	1,148,936
185	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.634%	6/25/36	Ca	171,424
536	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.876%	3/25/36	Ca	515,271
385	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB–	392,782
297	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.778%	6/25/36	Caa2	282,242
208	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	174,516
505	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.588%	8/15/46	Baa3	500,447
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,300,790
750	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2012-C8, 144A	3.977%	10/15/45	AA+	769,030
1,084	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2014-C23, 144A	4.106%	9/15/47	BBB–	933,989
652	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	3.574%	10/25/36	Caa2	589,936
305	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.224%	12/15/49	BBB–	239,945

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$366	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-2, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.242%	2/1/22	N/R	$375,832
217	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-3, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	3.242%	4/1/22	N/R	216,627
619	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	2.992%	9/1/22	N/R	619,098
924	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	2.992%	10/1/22	N/R	922,967
607	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	2.894%	11/1/22	N/R	607,176
897	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (H15TIY reference rate + 2.400% spread), (3)	3.830%	8/25/36	Caa2	875,952
922	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.608%	6/25/37	D	766,576
1,243	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	1,240,825
323	Mill City Mortgage Loan Trust, Series 2016-1, 144A	2.500%	4/25/57	Aaa	320,942
353	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.980%	8/12/49	BB	354,536
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.408%	10/12/52	Ba2	434,802
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.408%	10/12/52	B2	37,985
784	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	Ba2	790,465
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.497%	1/11/43	BBB–	598,433
445	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	356,789
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	3.850%	11/15/34	B3	1,526,438
1,480	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	1,338,718
159	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.468%	3/25/36	Caa3	139,492
1,168	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	998,720
460	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2, (1-Month LIBOR reference rate + 0.310% spread), (3)	1.548%	9/25/37	B1	441,729
723	Mortgage IT Trust, Mortgage-Backed Notes, Series 2006-1, (1-Month LIBOR reference rate + 0.200% spread), (3)	1.529%	4/25/36	Ca	642,136
174	Nationstar HECM Loan Trust, Series 2017-1A, 144A	1.968%	5/25/27	Aaa	173,278
164	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	165,047
348	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	347,379
534	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	1.538%	4/25/36	CCC	512,003
802	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6, (1-Month LIBOR reference rate + 0.190% spread), (3)	1.519%	7/25/36	Caa3	733,064
1,222	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.280%	9/25/35	Caa3	1,027,543
723	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	681,737
433	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	360,001

NUVEEN	29

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$663	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.374%	1/25/36	Caa3	$571,942
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	1.619%	2/25/36	Aa3	2,177,681
1,006	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.345%	2/20/47	D	898,540
1,058	Structured Adjustable Rate Mortgage Loan Pass Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	1.518%	7/25/37	CCC	973,597
1,125	Structured Agency Credit Risk Debt Notes, Series 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	5.488%	11/25/23	BB–	1,251,873
339	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, (1-Month LIBOR reference rate + 9.200% spread), (3)	10.438%	10/25/27	N/R	458,193
300	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, (1-Month LIBOR reference rate + 4.700% spread), (3)	5.938%	4/25/28	BB–	354,374
1,642	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, (1-Month LIBOR reference rate + 2.850% spread), (3)	4.088%	4/25/28	BBB+	1,699,855
1,097	Structured Agency Credit Risk Notes, Series 2014-HQ2, (1-Month LIBOR reference rate + 2.200% spread), (3)	3.528%	9/25/24	Aa3	1,131,955
629	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	11.738%	5/25/28	N/R	868,796
1,292	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	6.878%	7/25/28	Ba2	1,562,842
1,425	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	4.228%	7/25/28	Baa1	1,468,473
250	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	5.038%	3/25/29	B	279,041
945	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 1.300% spread), (3)	2.538%	3/25/29	BBB–	959,088
1,443	Structured Agency Credit Risk Notes, Series 2016-HQA1, (1-Month LIBOR reference rate + 2.750% spread), (3)	3.988%	9/25/28	BBB–	1,483,392
1,109	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 2.250% spread), (3)	3.488%	11/25/28	Baa2	1,137,622
809	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	10.328%	3/25/29	N/R	1,017,929
675	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	5.178%	3/25/29	B+	751,617
1,196	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	2.678%	3/25/29	BBB–	1,213,467
615	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	9.988%	4/25/29	N/R	750,137
1,260	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 1.300% spread), (3)	2.538%	4/25/29	BBB–	1,276,519
470	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	12.578%	10/25/29	N/R	470,729
570	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	6.478%	10/25/29	N/R	634,635
400	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	4.778%	10/25/29	B+	435,126
250	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.778%	3/25/30	N/R	267,834
575	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	6.238%	8/25/29	N/R	618,818
1,105	Structured Agency Credit Risk Notes, Series 2017-HQA2, (1-Month LIBOR reference rate + 4.750% spread), (3)	6.078%	12/25/29	N/R	1,166,648
785	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	6.078%	10/25/24	BB	868,257
250	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	5.688%	4/25/30	N/R	261,499
275	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.500% spread), (3)	3.907%	12/25/42	N/R	248,057
755	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.576%	2/25/37	N/R	638,231

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$380	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	$367,718
940	US Residential Opportunity Fund Trust, Series 2017-1III, 144A	3.352%	11/27/37	N/R	937,339
805	Vericrest Opportunity Loan Transferee, Series 2017-NP10, 144A	4.625%	10/25/47	N/R	801,159
785	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	776,038
345	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	3.250%	5/25/47	N/R	346,309
1,347	Vericrest Opportunity Loan Transferee, Series 2017-NPL3, 144A	3.500%	3/25/47	N/R	1,352,517
649	Vericrest Opportunity Loan Transferee, Series 2017-NPL4, 144A	3.375%	4/25/47	N/R	651,678
780	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	780,084
1,505	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	4/25/59	N/R	1,504,936
685	Vericrest Opportunity Loan Transferee, Series 2017-NPL8, 144A	5.000%	6/25/47	N/R	682,264
247	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	246,882
675	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	677,515
705	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B+	719,256
455	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	6.159%	4/15/47	B3	466,200
576	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	A+	585,060
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.468%	10/15/44	B+	722,803
350	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.963%	11/25/36	D	333,850
425	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.630%	1/25/37	D	390,500
1,199	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	1.822%	12/25/46	Caa3	1,081,726
359	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1, (1-Month reference rate + 0.160% spread), (3)	1.488%	2/25/37	Caa3	290,284
564	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	1.982%	7/25/46	Caa3	536,432
690	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.693%	9/15/58	BBB–	615,279
1,440	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.239%	5/15/48	BBB–	1,278,768
215	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass- Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	172,141
482	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.660%	12/28/37	Caa3	467,115
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	559,489
$217,194	Total Mortgage-Backed Securities (cost $151,270,040)				154,089,994

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 13.5% (9.2% of Total Investments)

$465	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	5.399%	10/15/28	Baa3	$480,796
770	Atlas Senior Loan Fund Ltd, Series 2012 -2A, 144A, (3-Month LIBOR reference rate 3.900% spread), (3)	5.278%	1/30/24	BBB+	772,863
445	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	445,631
400	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	4.453%	7/17/26	Baa3	400,866
250	BlueMountain Collateralized Loan Obligation, Series 2014-1A, 144A, (3-Month LIBOR reference rate 3.450% spread), (3)	4.828%	4/30/26	BBB	250,789
680	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate 3.350% spread), (3)	4.812%	11/23/25	BBB–	685,222
550	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2014-3A, 144A, (3-Month LIBOR reference rate + 3.270% spread), (3)	4.644%	7/27/26	Baa1	554,479

NUVEEN	31

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES (continued)

$250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2014-4A, 144A, (3-Month LIBOR reference rate + 3.600% spread), (3)	4.959%	10/15/26	Baa2	$250,439
625	CIFC Funding Limited, Series 2014-3A, 144A, (3-Month LIBOR reference rate 3.150% spread), (3)	4.513%	7/22/26	Baa3	627,626
280	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP1, 144A	3.560%	1/15/24	N/R	279,746
175	CPS Auto Trust, 144A	2.300%	7/15/21	AA	174,270
550	Magnetite CLO Limited, Series 2012-7A, 144A, (3-Month LIBOR reference rate 3.750% spread), (3)	5.109%	1/15/25	A2	552,030
750	Octagon Investment Partners, Series 2013-1A, 144A, (3-Month LIBOR reference rate 3.050% spread), (3)	4.417%	10/25/25	BBB	750,221
270	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate 3.500% spread), (3)	4.859%	4/15/26	Baa2	270,226
1,225	OneMain Financial Issuance Trust, Series 2016-2A, 144A	4.100%	3/20/28	A+	1,240,818
1,196	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	1,200,142
251	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	251,562
235	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate 3.500% spread), (3)	4.853%	7/17/26	Baa3	235,802
1,600	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	1,637,303
385	Sofi Consumer Loan Program Trust, Series 2017-3, 144A	2.770%	5/25/26	AA	385,202
433	Sofi Consumer Loan Program Trust, Series 2017-4, 144A	2.500%	5/26/26	AA	431,595
445	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BB–	441,745
750	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	764,474
650	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BB	660,172
885	Westlake Auto Receivables Trust, Series 2017-1A, 144A	3.460%	10/17/22	BBB	888,645
1,065	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	1,055,844
$15,580	Total Asset-Backed Securities (cost $15,719,830)				15,688,508
	Total Investments (cost $166,989,870) – 145.9%				169,778,502
	Borrowings – (39.7)% (4), (5)				(46,200,000)
	Other Assets Less Liabilities – (6.2)%				(7,245,549)
	Net Assets – 100%				$116,332,953

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of total investments is 27.2%.

(5)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

32	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

	JLS	JMT
Assets
Long-term investments, at value (cost $556,811,160 and $166,989,870, respectively)	$565,891,848	$169,778,502
Receivable for interest	1,732,378	536,941
Other assets	42,657	1,172
Total assets	567,666,883	170,316,615
Liabilities
Cash overdraft	26,940,731	7,385,293
Borrowings	147,200,000	46,200,000
Accrued expenses:
Management fees	522,556	159,210
Interest on borrowings	351,184	110,222
Trustees fees	44,556	1,294
Other	155,123	127,643
Total liabilities	175,214,150	53,983,662
Net assets	$392,452,733	$116,332,953
Shares outstanding	15,888,417	4,871,277
Net asset value (“NAV”) per share outstanding	$24.70	$23.88
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	372,270,916	110,577,509
Undistributed (Over-distribution of) net investment income	(2,669,452)	(744,694)
Accumulated net realized gain (loss)	13,611,697	3,662,793
Net unrealized appreciation (depreciation)	9,080,688	2,788,632
Net assets	$392,452,733	$116,332,953
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	33

Statement of Operations	Year Ended December 31, 2017

	JLS	JMT
Investment Income	$31,637,050	$10,045,008
Expenses
Management fees	6,130,001	1,868,402
Interest expense on borrowings	3,863,882	1,212,713
Custodian fees	26,384	23,767
Trustees fees	18,701	5,590
Professional fees	172,247	156,585
Shareholder reporting expenses	58,728	20,922
Shareholder servicing agent fees	142	232
Stock exchange listing fees	6,958	6,958
Investor relations expense	103,893	31,230
Other	25,632	21,953
Total expenses	10,406,568	3,348,352
Net investment income (loss)	21,230,482	6,696,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	25,623,988	7,265,808
Change in net unrealized appreciation (depreciation) of investments	714,875	(110,291)
Net realized and unrealized gain (loss)	26,338,863	7,155,517
Net increase (decrease) in net assets from operations	$47,569,345	$13,852,173

See accompanying notes to financial statements.

34	NUVEEN

Statement of Changes in Net Assets

	JLS		JMT
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$21,230,482	$24,842,532	$6,696,656	$7,291,667
Net realized gain (loss) from:
Investments	25,623,988	1,976,786	7,265,808	260,275
Futures contracts	—	(91,714)	—	(19,108)
Change in net unrealized appreciation (depreciation) of:
Investments	714,875	(531,861)	(110,291)	(57,561)
Futures contracts	—	(19,600)	—	(6,605)
Net increase (decrease) in net assets from operations	47,569,345	26,176,143	13,852,173	7,468,668
Distributions to Shareholders
From net investment income	(30,885,494)	(22,672,771)	(8,586,113)	(6,941,570)
From accumulated net realized gains	(21,835,451)	(4,499,600)	(6,539,689)	(1,199,796)
Decrease in net assets from distributions to shareholders	(52,720,945)	(27,172,371)	(15,125,802)	(8,141,366)
Net increase (decrease) in net assets	(5,151,600)	(996,228)	(1,273,629)	(672,698)
Net assets at the beginning of period	397,604,333	398,600,561	117,606,582	118,279,280
Net assets at the end of period	$392,452,733	$397,604,333	$116,332,953	$117,606,582
Undistributed (Over-distribution of) net investment income at the end of period	$(2,669,452)	$3,016,914	$(744,694)	$130,598

See accompanying notes to financial statements.

NUVEEN	35

Statement of Cash Flows	Year Ended December 31, 2017

	JLS	JMT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$47,569,345	$13,852,173
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(482,152,125)	(145,890,421)
Proceeds from sales and maturities of investments	479,141,942	144,429,720
Proceeds from (Purchases of) short-term investments, net	13,836,063	4,945,822
Taxes paid	(101,996)	(30,250)
Amortization (Accretion) of premiums and discounts, net	(2,083,108)	(645,069)
(Increase) Decrease in:
Receivable for interest	(150,281)	(63,900)
Other assets	(6,963)	18
Increase (Decrease) in:
Accrued management fees	16,233	4,729
Accrued interest on borrowings	64,116	20,123
Accrued Trustees fees	8,433	348
Accrued other expenses	(92,659)	(91,024)
Net realized (gain) loss from:
Investments	(25,623,988)	(7,265,808)
Paydowns	(3,995,837)	(1,656,665)
Change in net unrealized (appreciation) depreciation of investments	(714,875)	110,291
Net cash provided by (used in) operating activities	25,714,300	7,720,087
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	26,940,731	7,385,293
Cash distributions paid to shareholders	(52,720,945)	(15,125,802)
Net cash provided by (used in) financing activities	(25,780,214)	(7,740,509)
Net Increase (Decrease) in Cash	(65,914)	(20,422)
Cash at the beginning of period	65,914	20,422
Cash at the end of period	$—	$—

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$3,799,766	$1,192,590

See accompanying notes to financial statements.

36	NUVEEN

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NUVEEN	37

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2017	$25.02	$1.34	$1.65	$2.99	$(1.94)	$(1.37)	$—	$(3.31)	$24.70	$24.69
2016	25.09	1.56	0.08	1.64	(1.43)	(0.28)	—	(1.71)	25.02	24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)	(1.38)*	— *	(2.82)	25.84	23.14

JMT
Year ended 12/31:
2017	24.14	1.37	1.47	2.84	(1.76)	(1.34)	—	(3.10)	23.88	23.74
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	25.08	22.97

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2017	$147,200	$3,666
2016	147,200	3,701
2015	147,200	3,708
2014	147,200	3,823
2013	124,550	4,296

JMT
Year Ended 12/31:
2017	46,200	3,518
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679
2013	39,450	4,097

38	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.21%	16.79%	$392,453	2.51%	5.12%	85%
6.79	13.97	397,604	2.42	6.29	73
1.71	4.82	398,601	2.24	4.96	24
7.31	6.72	415,575	2.20	4.72	17
7.96	(4.85)	410,532	2.22	3.99	22

12.01	16.34	116,333	2.73	5.47	85
6.56	11.83	117,607	2.67	6.24	76
1.56	3.01	118,279	2.47	4.79	23
7.63	7.81	123,780	2.42	4.72	16
7.05	(1.84)	122,193	2.38	3.91	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (where applicable) and/or borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
JLS
Year ended 12/31:
2017	0.93%
2016	0.79
2015	0.63
2014	0.60
2013	0.65

Ratios of Interest Expense to Average Net Assets
JMT
Year ended 12/31:
2017	0.99%
2016	0.84
2015	0.66
2014	0.63
2013	0.66

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Revised to reclassify the per share return of capital of $0.06 and $0.32 to a realized gain distribution for the fiscal years ended December 31, 2013 and December 31, 2014, respectively.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX Index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when issued/delayed delivery purchase commitments.

40	NUVEEN

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	41

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$512,500,712	$—	$512,500,712
Asset-Backed Securities	—	53,391,136	—	53,391,136
Total	$—	$565,891,848	$—	$565,891,848
JMT
Long-Term Investments:
Mortgage-Backed Securities	$—	$154,089,994	$—	$154,089,994
Asset-Backed Securities	—	15,688,508	—	15,688,508
Total	$—	$169,778,502	$—	$169,778,502

42	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds did not have any transactions in shares during the current and prior fiscal period.

NUVEEN	43

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$482,152,125	$145,890,421
Sales and maturities	479,141,942	144,429,720

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

	JLS	JMT
Tax cost of investments	$550,200,564	$165,065,245
Gross unrealized:
Appreciation	$21,455,050	$6,640,395
Depreciation	(5,763,766)	(1,927,138)
Net unrealized appreciation (depreciation) of investments	$15,691,284	$4,713,257

Permanent differences, primarily due to federal taxes paid, investments in MBS, and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2017, the Funds’ tax year-end, as follows:

	JLS	JMT
Paid-in surplus	$(101,995)	$(30,250)
Undistributed (Over-distribution of) net investment income	3,968,646	1,014,165
Accumulated net realized gain (loss)	(3,866,651)	(983,915)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Funds’ tax year end, were as follows:
	JLS	JMT
Undistributed net ordinary income[1]	$2,549,364	742,207
Undistributed net long-term capital gains	1,782,285	251,267
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

44	NUVEEN

The tax character of distributions paid during the Funds’ tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	JLS	JMT
Distributions from net ordinary income[1]	$36,455,973	$10,218,965
Distributions from net long-term capital gains[2]	16,264,972	4,906,837

2016	JLS	JMT
Distributions from net ordinary income[1]	$22,672,771	$6,941,570
Distributions from net long-term capital gains	4,499,600	1,199,796

[1]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]  The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2017.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Wellington Management is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS Fund-Level Fee Rate	JMT Fund-Level Fee Rate
For the first $125 million	0.9500%	0.9500%
For the next $125 million	0.9375	0.9375
For the next $150 million	0.9250	0.9250
For the next $600 million	0.9125	0.9125
For managed assets over $1 billion	0.9000	0.9000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[2]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for each Fund was 0.1595%.

NUVEEN	45

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance of Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	2.59%	2.59%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in its Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

46	NUVEEN

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN	47

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (8oo) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2017.

	JLS	JMT
% of interest-related dividends	69.2%	75.7%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

48	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Credit Risk Transfer (CRT) Securities: These are general obligations of the U. S. Federal National Mortgage Associate (Fannie Mae) and the U.S. Federal Home Loan Mortgage Corporation (Freddie Mac). These Government Sponsored Enterprises (GSEs) are mandated to expand the secondary market for residential mortgage loans through securitization.

∎	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

NUVEEN	49

Glossary of Terms

Used in this Report (Unaudited) (continued)

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

50	NUVEEN

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Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

NUVEEN	51

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

NUVEEN	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

NUVEEN	55

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

56	NUVEEN

Notes

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-H-1217D        427245-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$51,257	$0	$136,864	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$49,715	$0	$86,269	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$136,864	$0	$0	$136,864
December 31, 2016	$86,269	$0	$0	$86,269

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments. The following section provides information on the persons at the Sub-Adviser who are primarily responsible for the day-to-day management of the registrant’s portfolio:

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER as of DECEMBER 31, 2017

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	13	$27.66	19	$3.57	21	$7.22

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	0	0	1	$389	1	$1.57

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a Partner.

Item 8(a)(4).	OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018